Exhibit 99.2

1 INVESTOR PRESENTATION August 12, 2021

SAFE HARBOR STATEMENT This presentation is being provided for information purposes only and does not constitute an offer to sell or a solicitation of an offer to purchase any of the Company’s securities. This presentation is not intended, nor should it be distributed, for advertising purposes, nor is it intended for broadcast or publication to the general public. Any such offer of the Company’s securities will only be made in compliance with applicable state and federal securities laws pursuant to a prospectus or an offering memorandum and related offering documents which will be provided to qualified prospective investors upon request. This presentation may include predictions, estimates or other information that might be considered forward - looking within the meaning of applicable securities laws. While these forward - looking statements represent our current judgments, they are subject to risks and uncertainties that could cause actual results to differ materially. You are cautioned not to place undue reliance on these forward - looking statements, which reflect our opinions only as of the date of this presentation. Please keep in mind that we are not obligating ourselves to revise or publicly release the results of any revision to these forward - looking statements in light of new information or future events. When used herein, words such as "look forward," "believe," "continue," "building," or variations of such words and similar expressions are intended to identify forward - looking statements. Factors that could cause actual results to differ materially from those contemplated in any forward - looking statements made by us herein are often discussed in filings we make with the United States Securities and Exchange Commission, available at: www.sec.gov, and on our website, at: www.growgeneration.com . growgeneration.com 2 WHERE THE PROS GO TO GROW

growgeneration.com

SUPPLYING CONTROLLED ENVIRONMENT AGRICULTURE AT SCALE

Snapshot


GrowGeneration
WHERE THE PROS GO TO GROW

- **Founded:** 2014, public since 2016
- **Ticker:** GRWG (NASDAQ)
- **Headquarters:** Denver, CO
- **FY 2020 Revenue:** $193.0M (+143% YoY)
- **First Half '21 Revenue:** $216.0M
- **2021 Revenue Guidance:** $455M-$475M
- **2021 EBITDA Guidance:** $54M-$58M
- **Total Employees: 600+**

Business Overview

- Largest Hydroponic Supplier with 58 Stores in 12 States
- Customer centric service and support with best-in-class offerings, pricing and availability
- Growing Network of Locations and ability to Service Customers
- Financial discipline driving growth with profitability


ROOT

Nutrients & Additives



Lighting


sungro
Professional Growing Mix

Growing Media



Environmental Controls

WHERE THE PROS GO TO GROW

3

WHERE THE PROS GO TO GROW CONTROLLED E N VI R O NM E NT AGRICULTURE 4 • GrowGeneration products help control the indoor environments and allow for 24/7 growing that is not dependent on weather • Allows multiple harvests in any weather environment • Significant reduction in water and other resources creates sustainable and resource efficient environment • Delivering Nutrients, Hydration and Photosynthesis plants need • Technology Platform delivering ongoing Data and Advanced Lighting growgeneration.com

• • • WA ME MT ND OR MN VT NH ID WI MA S D MI N Y CT RI WY PA IA NJ N V N E O H MD UT IL IN DE CO MO WV VA CA KS KY NC TN AZ OK NM AR SC AL GA MI TX LA AK AK FL HI Legal for Medical Use (36) Legal (16) • GrowGeneration Stores (52) Prohibited for Any Use (3) STRATEGICALLY LOCATED STORES SERVE COMMERCIAL AND RETAIL GROWERS ▪ GrowGeneration States Targeted for New Markets : Missouri, Illinois, Arizona, Pennsylvania, New York, New Jersey ▪ Total Square Feet: 875,000+ ▪ 100,000 walk - ins per month State Current Expected California 21 Colorado 8 Michigan 7 7 Maine 5 Oklahoma 5 Oregon 4 Nevada 2 Washington 2 Arizona 1 Rhode Island 1 Florida 1 Massachusetts 1 58 65 5 WHERE THE PROS GO TO GROW

NEW SUPER GARDEN CENTER LOCATIONS ARE COMMERCIAL HUBS FOR PRIVATE LABEL LOGISTICS, FULFILLMENT AS WELL AS FOOT TRAFFIC growgeneration.com 40,000 to 70,000 Square Feet Super Garden Centers 6 WHERE THE PROS GO TO GROW

ONLINE AND RETAIL WORK TOGETHER IN INVENTORY AND SHIPPING growgeneration.com OMNI CHANNEL APPROACH THAT SEEKS TO PROVIDE CUSTOMERS WITH A SEAMLESS ONLINE SHOPPING EXPERIENCE 7 WHERE THE PROS GO TO GROW

growgeneration.com

ROBUST PRODUCT MIX PROVIDES RECURRING REVENUE

Product Mix by Revenue: 2020


Consumables
Non-Consumables
~40%
~60%

Product Overview

- Consumables include nutrients soils and additives
- Non Consumables include lights, benching, and environmental control systems

WHERE THE PROS GO TO GROW
8

BIG OPPORTUNITY IN PRIVATE LABEL PRODUCTS 2021 STRATEGY IS TO GROW PRIVATE BRANDS & PRIVATE LABEL OFFERINGS THAT HAVE ATTRACTIVE GROSS MARGINS growgeneration.com Exclusively distributed by GrowGeneration 9 WHERE THE PROS GO TO GROW

Projected Revenue FINANCIAL HIGHLIGHTS $ in millions growgeneration.com 2 0 1 7 20 18 2 0 1 9 2 0 2 0E 20 2 1 E $ 80 $29 $ 1 9 3 2021 YTD Revenue $216m Q2 2021 Revenue $126m Same Store Sales +60% Vs $193 million +$43 million Q2 2021 vs in 2020 vs Q2 2020 vs Q2 2020 Garden Centers 58 Up 18 from 2020 Garden Centers 7 HGS Acquired Store Locations in Late 2021 4 8% 6 2% 5 8% 4 9% Same store sales 73% 5 8% 5 2% 6 0% Q3 2019Q4 2019Q1 2020Q2 2020Q3 2020Q4 2020Q1 2021Q2 2021 $4 5 5 - $4 7 5 More Revenue in First 6 months of 2021 than combined 2019 and 2020 full year 10 WHERE THE PROS GO TO GROW

2019 TO 2021 QUARTERLY REVENUE GROWTH GrowGeneration Total Revenue ($000) growgeneration.com 13,087 11 WHERE THE PROS GO TO GROW 19 , 48 3 21 , 77 8 25 , 38 7 61,886 55,046 43,452 32,982 90 , 02 2 12 5, 88 5 - 1Q 2019 2Q 2019 3Q 2019 4Q 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020 1Q 2021 2Q 2021 2 0 , 0 00 4 0 , 0 00 6 0 , 0 00 8 0 , 0 00 100,000 120,000 140,000

2020 TO 2021 GROSS MARGIN IMPROVEMENTS growgeneration.com 26.7% 2 6 . 5% 12 WHERE THE PROS GO TO GROW 2 6 . 2% 2 8 . 2% 2 8 . 4% 28.0% 27.5% 2 7 . 1% 2 6 . 0% 2 5 . 5% 2 5 . 0% 2 6 . 5% 2 7 . 0% 2 8 . 5% 2 9 . 0% 1Q 2020 2Q 2020 3Q 2020 4Q 2020 1Q 2021 2Q 2021

growgeneration.com Darren Lampert Chief Executive Officer darren@growgeneration.com Denver, CO Tel: 800.935.8420 John Evans Investor Relations j ohn.evans@growgeneration.com 415 - 309 - 0230 13 WHERE THE PROS GO TO GROW Jeff Lasher Chief Financial Officer jeff.lasher@growgeneration.com